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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): June 16, 1999

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                               Fifth Third Bancorp
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             (Exact Name of Registrant as specified in its charter)

           Ohio                       000-08076               31-0854434
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(State or other jurisdiction        (Commission           (IRS employer
      of incorporation)              File Number)        Identification No.)

Fifth Third Center, Cincinnati, Ohio                             45263
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:         (513) 579-5300
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                                       N/A
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          (former name or former address, if changed since last report)

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Item 5. Other Events.

                  On June 16, 1999, CNB Bancshares, Inc. and Fifth Third entered into an Affiliation Agreement, pursuant to which CNB will be merged with and into Fifth Third. In connection with the merger, Civitas Bank, a Michigan banking corporation formerly known as Citizens Bank of the MidAmerica and a wholly-owned subsidiary of CNB, will be merged with and into Fifth Third Bank, Indiana, a wholly-owned subsidiary of Fifth Third. Fifth Third may, at any time, change the legal method of effecting these mergers if and to the extent Fifth Third reasonably deems such change to be desirable, including, without limitation, to provide for the merger of CNB with a wholly-owned subsidiary of Fifth Third or the merger of Civitas Bank with another wholly-owned subsidiary of Fifth Third; provided, however, that no such change shall: (1) alter or change the amount or kind of consideration to be received by the shareholders of CNB in the merger, (2) adversely affect the tax treatment to shareholders of CNB, or (3) materially impede or delay receipt of any approvals referred to in the Affiliation Agreement or the consummation of the transactions contemplated thereby.

                  As a result of the merger, each outstanding share of CNB common stock (excluding treasury and certain other shares) will be converted into .8825 shares of Fifth Third common stock, and a cash payment for any fraction of a share of Fifth Third common stock to which any holder of CNB common stock would be entitled pursuant to the merger in lieu of such fraction of a share. This exchange ratio is subject to change: (1) so as to give CNB's shareholders the economic benefit of any stock dividends, reclassifications, recapitalizations, split-ups, exchanges of shares or combinations or subdivisions of Fifth Third common stock effected before the effective time of the merger and (2) so as to maintain as closely as practicable the proportional interest in Fifth Third common stock which the shareholders of CNB would otherwise have received if CNB should pay or declare a stock dividend prior to the effective time of the merger. Additionally, if Fifth Third consolidates with or is merged with or into any other corporation prior to the effective time of the merger and the terms of this other action provide that Fifth Third common stock is to be converted into or exchanged for the shares of any other corporation or entity, then provision shall be made as part of the terms of such other action so that each shareholder of CNB who would be entitled to receive shares of Fifth Third common stock pursuant to the Affiliation Agreement shall be entitled to receive the same kind and amount of securities or assets as such CNB shareholder would have received with respect to such shares if the merger between Fifth Third and CNB had been consummated and such shareholder had received shares of Fifth Third common stock immediately prior to the consummation of the other action.

                  Consummation of the merger will result in the CNB common stock ceasing to be listed on the New York Stock Exchange and the termination of the registration of such securities pursuant to the Securities Exchange Act of 1934.

                  The merger is expected to be a tax-free reorganization and to be accounted for as a pooling-of-interests. The merger is subject to approval by the shareholders of CNB, certain regulatory approvals and a number of



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conditions set forth in the Affiliation Agreement. The Affiliation Agreement is
included as Exhibit 2.1 hereto and is hereby incorporated herein by reference.

                  As a condition and inducement to Fifth Third's entering into the Affiliation Agreement, CNB entered into the Stock Option Agreement with Fifth Third. Pursuant to the Stock Option Agreement, CNB has granted to Fifth Third an option to purchase up to 19.9% of CNB's outstanding common stock, which currently would be 6,921,479 shares, at a price of $42.96 per share, exercisable only upon the occurrence of certain events. Both the number of shares subject to the option and the exercise price therefor are subject to adjustment as provided in the Stock Option Agreement. The Stock Option Agreement is included as Exhibit
4.1 hereto and is hereby incorporated herein by reference.

                  Pursuant to the Affiliation Agreement, upon consummation of the merger, the articles of incorporation of Fifth Third of record with the Secretary of State of Ohio as of the effective time of the merger shall be the articles of incorporation of Fifth Third, as the surviving corporation, and the code of regulations of Fifth Third at the effective time of the merger shall be the code of regulations of the surviving corporation, until each is amended as provided therein and in accordance with law. Also pursuant to the Affiliation Agreement, upon consummation of the merger, the directors and officers of Fifth Third in office at the effective time of the merger shall continue to be the directors and officers of the surviving corporation. Additionally, in the Affiliation Agreement, Fifth Third has agreed: (1) to take all steps necessary at the first Fifth Third Board of Directors meeting held after the effective time of the merger to elect or appoint as Directors of Fifth Third three persons mutually selected by Fifth Third and CNB prior to the effective time of the merger who were directors of CNB on the date of the Affiliation Agreement, with each of such persons to serve in a different class of the Fifth Third Board of Directors and (2) to enter into an employment agreement to employ James J. Giancola as the Chief Executive Officer of Fifth Third Bank, Indiana.

                  The Affiliation Agreement may be terminated by either Fifth Third or CNB if the merger has not been consummated by April 1, 2000, provided the terminating party is not in material breach or default of any representations, warranty or covenant contained in the Affiliation Agreement on the date of such termination.

                  The preceding summary of certain provisions of the Affiliation Agreement and the Stock Option Agreement, copies of which are filed as exhibits hereto, is not intended to be complete and is qualified in its entirety by reference to the full text of such agreements.

                      FORWARD-LOOKING STATEMENT DISCLOSURE

                  This report contains certain forward-looking statements within the meaning of the Private Litigation Reform Act of 1995. Forward-looking statements are statements other than historical information or statements of current condition. Words such as expects, anticipates, intends, plans, believes, seeks or estimates, or variations of such words, and similar



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expressions are also intended to identify forward-looking statements. In light of the risks and uncertainties inherent in future projections, many of which are beyond Fifth Third's control, actual results could differ materially from those in the forwarded-looking statements. These statements should not be regarded as a representation that the objectives will be achieved. Risks and uncertainties include, but are not limited to, the following: general economic conditions including changes in interest rates and the performance of financial markets; changes in domestic and foreign laws, regulations and taxes, the success of processing and other strategies, judicial decisions and rulings; and various other matters. Fifth Third has no obligation to release publicly the results of any future revisions it may make to forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events. For more information about Fifth Third and risks arising when investing in Fifth Third, you are directed to Fifth Third's most recent reports on Form 10-K and 10-Q as filed with the SEC.

Item 7. Financial Statements and Exhibits

         (c)      Exhibits.

         2.1 Affiliation Agreement dated as of June 16, 1999 by and between Fifth Third Bancorp and CNB Bancshares, Inc. (omitting schedules and exhibits not deemed material).

         4.1 Stock Option Agreement dated as of June 16, 1999 by and between CNB Bancshares, Inc., as Issuer, and Fifth Third Bancorp, as Grantee (omitting schedules and exhibits not deemed material).

         99.1     Press Release dated June 16, 1999.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 1999

                                 FIFTH THIRD BANCORP

                                 By: /s/ Paul L. Reynolds
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                                    Paul L. Reynolds, Senior Vice President
                                    and Assistant Secretary